                                  EXHIBIT 99.1
                RENOVIS, INC. - JOINT FILER INFORMATION (FORM 4)
Name:     Alta Partners             Alta California Partners II, L.P.
          Alta Partners II, Inc.    Alta California Management Partners II, LLC
          Farah Champsi             Alta Embarcadero Partners II, LLC
          Jean Deleage              Alta BioPharma Partners II, L.P.
          Garret Gruener            Alta BioPharma Management Partners II, LLC
          Daniel Janney             Alta Embarcadero BioPharma Partners II, LLC
          Alix Marduel
          Guy P. Nohra
Address:  One Embarcadero Center, Suite 4050
          San Francisco, CA  94111
Designated Filer:        Alta Partners
Date of Event Requiring Statement:02/10/2004
Signatures:
ALTA PARTNERS                           ALTA EMBARCADERO PARTNERS II, LLC
By: ------------------------------      By:------------------------------
    Guy Nohra, Vice President              Garrett Gruener, Member
ALTA CALIFORNIA PARTNERS II, L.P.       ALTA BIOPHARMA PARTNERS II, L.P.
By: Alta California Management II,
LLC, Its General Partner                By:  Alta BioPharma Management Partners
                                        II, LLC
By: ------------------------------      By:------------------------------
    Guy Nohra, Managing Director           Farah Champsi, Managing Director
ALTA CALIFORNIA MANAGEMENT PARTNERS II, ALTA BIOPHARMA MANAGEMENT PARTNERS II,
LLC                                     LLC
By: ------------------------------      By:------------------------------
    Guy Nohra, Member                      Farah Champsi, Member
ALTA PARTNERS II, INC.                  ALTA EMBARCADERO BIOPHARMA PARTNERS II,
                                        LLC
By: ------------------------------      By:------------------------------
    Jean Deleage, President                Farah Champsi, Member
------------------------------          ------------------------------
GUY P. NOHRA                            GARRETT GRUENER
------------------------------          ------------------------------
JEAN DELEAGE                            FARAH CHAMPSI
------------------------------          ------------------------------
ALIX MARDUEL                            DANIEL JANNEY
                                  Page 1 of 1